Exhibit 99.2

ANNUAL SUPPLEMENTAL DATA

As of December 31, 2022

Statements in this press release that are not strictly historical are “forward-looking” statements. These statements generally are characterized by the use of terms such as "believe," "expect," "intend," "may," "estimated," or other similar words or expressions. Forward-looking statements involve known and unknown risks, which may cause the company’s actual future results to differ materially from expected results. These risks include, among others, general economic conditions, including inflation, local real estate conditions, changes in interest rates, increases in operating costs, the preferences and financial condition of the company's tenants, the availability of capital, risks related to the company's status as a REIT and the potential impacts of COVID-19, or any epidemic or pandemic on the company's business operations, financial results and financial position and on the world economy. Additional information concerning these and other factors that could cause actual results to differ materially from these forward-looking statements is contained from time to time in the company’s Securities and Exchange Commission (the “Commission”) filings, including, but not limited to, the company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Copies of each filing may be obtained from the company or the Commission. Such forward-looking statements should be regarded solely as reflections of the company’s current operating plans and estimates. Actual operating results may differ materially from what is expressed or forecast in this press release. National Retail Properties, Inc. undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

INCOME STATEMENT SUMMARY

(in thousands, except per share data)

(unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Revenues:
Rental income	$198,217	$186,633	$771,618	$723,859
Interest and other income from real estate transactions	303	628	1,435	2,548
	198,520	187,261	773,053	726,407
Operating expenses:
General and administrative	10,788	9,947	41,695	44,640
Real estate	7,035	7,520	26,281	28,385
Depreciation and amortization	57,322	53,389	223,834	205,220
Leasing transaction costs	61	57	320	203
Impairment losses – real estate, net of recoveries	1,088	7,310	8,309	21,957
Executive retirement costs	715	—	7,520	—
	77,009	78,223	307,959	300,405
Gain on disposition of real estate	6,787	5,159	17,443	23,094
Earnings from operations	128,298	114,197	482,537	449,096
Other expenses (revenues):
Interest and other income	(29)	(57)	(149)	(216)
Interest expense	37,665	36,684	148,065	137,874	(1)
Loss on early extinguishment of debt	—	—	—	21,328
	37,636	36,627	147,916	158,986
Net earnings	90,662	77,570	334,621	290,110
Loss attributable to noncontrolling interests	—	—	5	3
Net earnings attributable to NNN	90,662	77,570	334,626	290,113
Series F preferred stock dividends	—	(1,544)	—	(14,999)
Excess of redemption value over carrying value of preferred shares redeemed	—	(10,897)	—	(10,897)
Net earnings available to common stockholders	$90,662	$65,129	$334,626	$264,217

Weighted average common shares outstanding:
Basic	178,779	174,750	176,404	174,711
Diluted	179,472	174,868	177,068	174,819

Net earnings per share available to common stockholders:
Basic	$0.51	$0.37	$1.89	$1.51
Diluted	$0.50	$0.37	$1.89	$1.51

(1)	Includes $2,078 in connection with the redemption of 3.30% senior unsecured notes due 2023 for the year ended December 31, 2021.

FUNDS FROM OPERATIONS (FFO)(1)

(in thousands, except per share data)

(unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Net earnings available to common stockholders	$90,662	$65,129	$334,626	$264,217
Real estate depreciation and amortization	57,215	53,249	223,392	204,753
Gain on disposition of real estate	(6,787)	(5,159)	(17,443)	(23,094)
Impairment losses – depreciable real estate, net of recoveries	1,088	7,310	8,309	21,957
Total FFO adjustments	51,516	55,400	214,258	203,616
FFO available to common stockholders	$142,178	$120,529	$548,884	$467,833

FFO per common share:
Basic	$0.80	$0.69	$3.11	$2.68
Diluted	$0.79	$0.69	$3.10	$2.68

(1)

FFO is a non-GAAP financial measure. Please reference the Earnings Release for the quarter and year ended December 31, 2022 for the company's definition and explanation of how the company utilizes this metric.

CORE FUNDS FROM OPERATIONS (Core FFO)(1)

(in thousands, except per share data)

(unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Net earnings available to common stockholders	$90,662	$65,129	$334,626	$264,217
Total FFO adjustments	51,516	55,400	214,258	203,616
FFO available to common stockholders	142,178	120,529	548,884	467,833

Executive retirement costs	715	—	7,520	—
Loss on early extinguishment of debt	—	—	—	21,328
Excess of redemption value over carrying value of preferred shares redeemed	—	10,897	—	10,897
Total Core FFO adjustments	715	10,897	7,520	32,225
Core FFO available to common stockholders	$142,893	$131,426	$556,404	$500,058

Core FFO per common share:
Basic	$0.80	$0.75	$3.15	$2.86
Diluted	$0.80	$0.75	$3.14	$2.86

(1)

Core FFO is a non-GAAP financial measure. Please reference the Earnings Release for the quarter and year ended December 31, 2022 for the company's definition and explanation of how the company utilizes this metric.

ADJUSTED FUNDS FROM OPERATIONS (AFFO)(1)

(in thousands, except per share data)

(unaudited)

	Quarter Ended				Year Ended
	December 31,				December 31,
	2022		2021		2022		2021
Net earnings available to common stockholders	$90,662		$65,129		$334,626		$264,217
Total FFO adjustments	51,516		55,400		214,258		203,616
Total Core FFO adjustments	715		10,897		7,520		32,225
Core FFO available to common stockholders	142,893		131,426		556,404		500,058

Straight-line accrued rent, net of reserves	261		2,046		3,559		21,137
Net capital lease rent adjustment	78		79		302		340
Below-market rent amortization	(100)		(280)		(510)		(710)
Stock based compensation expense	2,344		1,975		10,078		14,295
Capitalized interest expense	(334)		(114)		(881)		(328)
Total AFFO adjustments	2,249		3,706		12,548		34,734
AFFO available to common stockholders	$145,142	(2)	$135,132	(3)	$568,952	(2)	$534,792	(3)

AFFO per common share:
Basic	$0.81	(2)	$0.77	(3)	$3.23	(2)	$3.06	(3)
Diluted	$0.81	(2)	$0.77	(3)	$3.21	(2)	$3.06	(3)

(1)

AFFO is a non-GAAP financial measure. Please reference the Earnings Release for the quarter and year ended December 31, 2022 for the company's definition and explanation of how the company utilizes this metric.

(2)

Amounts include $681 and $5,391 of net straight-line accrued rent from net rent deferral repayments from the COVID-19 rent deferral lease amendments for the quarter and year ended December 31, 2022, respectively. Excluding such, AFFO per common share would have been $0.80 and $3.18 for the quarter and year ended December 31, 2022, respectively.

(3)

Amounts include $2,949 and $24,945 of net straight-line accrued rent from net rent deferral repayments from the COVID-19 rent deferral lease amendments for the quarter and year ended December 31, 2021, respectively. Excluding such, AFFO per common share results would have been $0.76 and $2.92 for the quarter and year ended December 31, 2021, respectively.

OTHER INFORMATION

(in thousands)

(unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Rental income from operating leases(1)	$192,738	$181,078	$751,680	$703,865
Earned income from direct financing leases(1)	$146	$154	$595	$623
Percentage rent(1)	$310	$176	$1,541	$706

Real estate expense reimbursement from tenants(1)	$5,023	$5,225	$17,802	$18,665
Real estate expenses	(7,035)	(7,520)	(26,281)	(28,385)
Real estate expenses, net of tenant reimbursements	$(2,012)	$(2,295)	$(8,479)	$(9,720)

Amortization of debt costs	$1,200	$1,164	$4,734	$5,186
Scheduled debt principal amortization (excluding maturities)	$170	$161	$664	$630
Non-real estate depreciation expense	$109	$116	$454	$451

(1)

For the quarter and year ended December 31, 2022, the aggregate of such amounts is $198,217 and $771,618, respectively, classified as rental income on the income statement summary. For the quarter and year ended December 31, 2021, the aggregate of such amounts is $186,633 and $723,859, respectively.

EBITDA(1)

Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate:

(in thousands)

(unaudited)

	Quarter Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net earnings attributable to NNN	$90,662	$77,570	$334,626	$290,113
Interest expense	37,665	36,684	148,065	137,874
Depreciation and amortization	57,322	53,389	223,834	205,220
Gain on disposition of real estate	(6,787)	(5,159)	(17,443)	(23,094)
Impairment losses – real estate, net of recoveries	1,088	7,310	8,309	21,957
Loss attributable to noncontrolling interests	—	—	(5)	(3)
EBITDA	$179,950	$169,794	$697,386	$632,067

(1)

EBITDA is non-GAAP financial measure. Please reference the Earnings Release for the quarter and ended December 31, 2022 for the company's definition and explanation of how the company utilizes this metric.

BALANCE SHEET

(in thousands)

(unaudited)

	December 31, 2022	December 31, 2021
Assets:
Real estate portfolio, net of accumulated depreciation and amortization	$8,020,814	$7,449,846
Cash and cash equivalents	2,505	171,322
Restricted cash and cash equivalents	4,273	—
Receivables, net of allowance of $708 and $782, respectively	3,612	3,154
Accrued rental income, net of allowance of $3,836 and $4,587, respectively	27,795	31,942
Debt costs, net of accumulated amortization of $21,663 and $19,377, respectively	5,352	7,443
Other assets	81,694	87,347
Total assets	$8,146,045	$7,751,054

Liabilities:
Line of credit payable	$166,200	$—
Mortgages payable, including unamortized premium and net of unamortized debt costs	9,964	10,697
Notes payable, net of unamortized discount and unamortized debt costs	3,739,890	3,735,769
Accrued interest payable	23,826	23,923
Other liabilities	82,663	79,002
Total liabilities	4,022,543	3,849,391

Stockholders’ equity of NNN	4,123,502	3,901,662
Noncontrolling interests	—	1
Total equity	4,123,502	3,901,663

Total liabilities and equity	$8,146,045	$7,751,054

Common shares outstanding	181,425	175,636

Gross leasable area, Property Portfolio (square feet)	35,010	32,753

DEBT SUMMARY

As of December 31, 2022 (dollars in thousands):

(unaudited)

Unsecured Debt	Principal	Principal, Net of Unamortized Discount	Stated Rate	Effective Rate	Maturity Date
Line of credit payable	$166,200	$166,200	SOFR + 87.5bps	5.175%	June 2025

Unsecured notes payable:
2024	350,000	349,880	3.900%	3.924%	June 2024
2025	400,000	399,684	4.000%	4.029%	November 2025
2026	350,000	348,301	3.600%	3.733%	December 2026
2027	400,000	399,155	3.500%	3.548%	October 2027
2028	400,000	398,210	4.300%	4.388%	October 2028
2030	400,000	399,039	2.500%	2.536%	April 2030
2048	300,000	296,057	4.800%	4.890%	October 2048
2050	300,000	294,289	3.100%	3.205%	April 2050
2051	450,000	441,884	3.500%	3.602%	April 2051
2052	450,000	439,843	3.000%	3.118%	April 2052
Total	3,800,000	3,766,342

Total unsecured debt(1)	$3,966,200	$3,932,542

Debt costs		$(38,145)
Accumulated amortization		11,693
Debt costs, net of accumulated amortization		(26,452)
Notes payable, net of unamortized discount and unamortized debt costs		$3,739,890

(1) Unsecured notes payable have a weighted average interest rate of 3.7% and a weighted average maturity of 13.7 years.

DEBT SUMMARY (continued)

As of December 31, 2022 (in thousands):DEBT S SMMARY

Mortgages Payable	Principal Balance	Interest Rate	Maturity Date
Mortgage(1)	$9,969	5.230%	July 2023

Debt costs	(147)
Accumulated amortization	142
Debt costs, net of accumulated amortization	(5)
Mortgages payable, including unamortized premium and net of unamortized debt costs	$9,964

(1) Includes unamortized premium.

Total Gross Book Assets
($9,704.0 Million)

Unsecured Debt
40.3%
Common
Equity
59.6%
Secured Debt
0.1%

CREDIT METRICS (1)

Ratings: Moody's Baa1; S&P BBB+

	2018	2019	2020	2021	2022
Debt / Total assets (gross book)	34.6%	35.3%	34.4%	39.9%	40.4%
Debt + preferred / Total assets (gross book)	42.6%	39.3%	38.4%	39.9%	40.4%
Debt / EBITDA (last quarter annualized)	4.7	4.8	5.0	5.2	5.4
Debt + preferred / EBITDA (last quarter annualized)	5.8	5.3	5.6	5.2	5.4
EBITDA / Interest expense (cash)	4.8	5.0	4.6	4.7	4.7
EBITDA / Fixed charges (cash)	3.7	4.0	4.0	4.3	4.7

(1) Debt amounts used in calculations are net of cash balances.

CREDIT FACILITY AND NOTES COVENANTS

The following is a summary of key financial covenants for the company's unsecured credit facility and notes, as defined and calculated per the terms of the facility's credit agreement and the notes' governing documents, respectively, which are included in the company's filings with the Commission. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of December 31, 2022, the company believes it is in compliance with the covenants.

Unsecured Credit Facility Key Covenants	Required	December 31, 2022
Maximum leverage ratio	< 0.60	0.36
Minimum fixed charge coverage ratio	> 1.50	4.76
Maximum secured indebtedness ratio	< 0.40	0.001
Unencumbered asset value ratio	> 1.67	2.81
Unencumbered interest ratio	> 1.75	4.82

Unsecured Notes Key Covenants	Required	December 31, 2022
Limitation on incurrence of total debt	≤ 60%	40.0%
Limitation on incurrence of secured debt	≤ 40%	0.1%
Debt service coverage ratio	≥ 1.50	4.68
Maintenance of total unencumbered assets	≥ 150%	250%

LONG-TERM DIVIDEND HISTORY

33 Consecutive Years of Dividend Increases
(Third longest of all publicly traded REITs)

Dividends Paid Per Share
$2.15
$2.10
$2.05
$2.00
$1.95
$1.90
$1.85
$1.80
$1.75
$1.70
$1.65
$1.60
$1.55
$1.50
$1.45
$1.40
$1.35
$1.30
$1.25
$1.20
$1.15
$1.10
$1.05
$1.00
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

PROPERTY ACQUISITIONS

(dollars in thousands)

	Year Ended December 31,
	2022	2021
Total dollars invested(1)	$847,747	$555,415
Number of Properties	223	156
Gross leasable area (square feet)(2)	2,629,000	1,341,000
Cap rate (3)	6.4%	6.5%

Weighted average lease term greater than 15 years on acquisitions for December 31, 2022 and 2021.
(1)	Includes dollars invested in projects under construction or tenant improvements for each respective year.
(2)	Includes additional square footage from completed construction on existing Properties.
(3)	The cap rate is a weighted average, calculated as the intial cash annual base rent divided by the total purchase price of the Properties.

PROPERTY DISPOSITIONS

(dollars in thousands)

	Year Ended December 31,
	2022			2021
	Occupied	Vacant	Total	Occupied	Vacant	Total
Number of properties	17	16	33	34	40	74
Gross leasable area (square feet)	138,000	173,000	311,000	429,000	586,000	1,015,000
Acquisition costs	$39,446	$38,282	$77,728	$93,172	$91,947	$185,119
Net book value	$25,515	$22,258	$47,773	$61,489	$40,061	$101,550
Net sale proceeds	$41,190	$24,026	$65,216	$78,018	$44,000	$122,018
Cap rate(1)	5.9%	—	5.9%	7.4%	—	7.4%

(1)	The cap rate is a weighted average, calculated as the cash annual base rent divided by the total sales price of the properties.

LEASE EXPIRATIONS(1)

	% of Total(2)	# of Properties	Gross Leasable Area (3)		% of Total(2)	# of Properties	Gross Leasable Area (3)
2023	1.6%	83	889,000	2029	2.9%	82	1,032,000
2024	3.0%	90	1,439,000	2030	3.5%	107	1,207,000
2025	5.4%	187	1,986,000	2031	7.8%	186	2,704,000
2026	5.2%	219	2,162,000	2032	6.3%	221	2,358,000
2027	8.7%	240	3,637,000	2033	5.0%	139	1,390,000
2028	5.1%	179	1,753,000	Thereafter	45.5%	1,655	14,272,000

(1)	As of December 31, 2022, the weighted average remaining lease term is 10.4 years.
(2)	Based on the annual base rent of $771,984,000, which is the annualized base rent for all leases in place as of December 31, 2022.
(3)	Square feet.

- Lease Expirations as a Percentage of Annualized Base Rent -
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Percentage of Annualized Base Rent
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
Thereafter
Lease Expirations

TOP 20 LINES OF TRADE

		As of December 31, 2022		As of December 31, 2021
	Lines of Trade	% of Total(1)	# of Properties	% of Total(2)	# of Properties
1.	Convenience stores	16.5%	650	17.9%	654
2.	Automotive service	13.7%	528	12.3%	449
3.	Restaurants – full service	9.1%	420	9.8%	421
4.	Restaurants – limited service	8.9%	611	9.4%	603
5.	Family entertainment centers	5.9%	88	5.9%	91
6.	Health and fitness	4.9%	34	5.2%	33
7.	Theaters	4.3%	33	4.5%	33
8.	Recreational vehicle dealers, parts and accessories	4.1%	52	3.9%	47
9.	Equipment rental	3.1%	100	3.2%	95
10.	Automotive parts	2.6%	152	3.0%	155
11.	Wholesale clubs	2.6%	13	2.5%	12
12.	Drug stores	2.6%	67	1.3%	32
13.	Home improvement	2.3%	50	2.5%	50
14.	Furniture	2.3%	80	1.7%	45
15.	Medical service providers	1.9%	84	2.0%	83
16.	General merchandise	1.6%	74	1.7%	73
17.	Consumer electronics	1.4%	17	1.5%	17
18.	Home furnishings	1.4%	16	1.5%	15
19.	Travel plazas	1.4%	24	1.5%	25
20.	Automobile auctions, wholesale	1.3%	15	1.3%	14
	Other	8.1%	303	7.4%	276
	Total	100.0%	3,411	100.0%	3,223

(1)	Based on the annual base rent of $771,984,000, which is the annualized base rent for all leases in place as of December 31, 2022.
(2)	Based on the annual base rent of $713,169,000, which is the annualized base rent for all leases in place as of December 31, 2021.

TOP 10 STATES

	State	% of Total(1)		State	% of Total(1)
1.	Texas	17.1%	6.	North Carolina	4.0%
2.	Florida	8.8%	7.	Indiana	3.8%
3.	Illinois	5.3%	8.	Tennessee	3.8%
4.	Ohio	5.2%	9.	Virginia	3.6%
5.	Georgia	4.6%	10.	California	3.5%

(1)	Based on the annual base rent of $771,984,000, which is the annualized base rent for all leases in place as of December 31, 2022.

PORTFOLIO BY REGION

As a percentage of annual base rent - December 31, 2022

South
23.3%
Northeast
14.5%
Rocky Mountain
6.4%
West
4.7%
Southeast
26.0%
Midwest
25.1%

Based on the annual base rent of $771,984,000, which is the annualized base rent for all leases in place as of December 31, 2022.

TOP TENANTS

Creditworthy Retailers

▪
17.5% of annual base rent is from tenants with investment grade rated debt
▪
73.9% of annual base rent is from tenants that are publicly traded and/or have rated debt
▪
Top 25 tenants (55.4% of annual base rent) operate an average of 1,653 stores each

	Tenant	# of Properties	% of Total(1)
1.	7-Eleven	138	4.7%
2.	Mister Car Wash	121	4.4%
3.	Camping World	47	3.9%
4.	LA Fitness	30	3.4%
5.	GPM Investments (Convenience Stores)	152	3.1%
6.	Dave & Buster's	28	2.9%
7.	Flynn Restaurant Group (Taco Bell/Arby's)	204	2.9%
8.	AMC Theatres	20	2.8%
9.	BJ's Wholesale Club	13	2.6%
10.	Mavis Tire Express Services	134	2.1%
11.	Sunoco	59	2.1%
12.	Walgreens	49	2.0%
13.	Chuck E. Cheese's	53	1.9%
14.	United Rentals	52	1.8%
15.	Couche Tard (Pantry)	71	1.7%
16.	Frisch's Restaurants	69	1.7%
17.	Fikes (Convenience Stores)	59	1.6%
18.	Life Time Fitness	3	1.4%
19.	Best Buy	16	1.4%
20.	Bob Evans	106	1.4%

(1)	Based on the annual base rent of $771,984,000, which is the annualized base rent for all leases in place as of December 31, 2022.

SAME STORE RENTAL INCOME

(dollars in thousands)

Same Store Rental Income – Properties (Cash Basis) (1)
Number of properties	3,026
Year ended December 31, 2022 (2)	$676,882
Year ended December 31, 2021 (2)	$666,538
Change (in dollars)	$10,344
Change (percent)	1.6%

(1)	Includes all properties owned for current and prior year period excluding any properties under development or re-development.
(2)	Excludes the impact of the rent deferral lease amendments (Reference page 20 of this Annual Supplemental Data).

LEASING DATA

(dollars in thousands)

Year Ended December 31, 2022	Renewals With Same Tenant(1)	Vacancy Re-Lease To New Tenant	Releasing Totals
Number of leases	91	32	123
Prior cash rents	$21,378	$5,514	$26,892
New cash rents	$17,571	$4,671	$22,242	(2)
Recovery rate	82.2%	84.7%	82.7%

Tenant improvements	$5,897	$2,781	$8,678

(1)	Long-term renewal rate for the period of 2010 through 2022 was 83.1%.
(2)	Represents 2.9% of total annualized base rent as of December 31, 2022.

OTHER PROPERTY PORTFOLIO DATA

As of December 31, 2022

Tenant Financials

	# of Properties	% of Annual Base Rent (1)
Property Level Financial Information	2,865	80%
Tenant Corporate Financials	2,661	78%

Rent Increases	% of Annual Base Rent (1)
	Annual	Five Year	Other	Total
CPI	35%	57%	1%	93%
Fixed	2%	—	1%	3%
No increases	—	—	4%	4%
	37%	57%	6%	100%

Lease Structure - as a percentage of the Company's annual base rent(1)

•
92.0% is from triple net leases
•
95.2% is from triple net leases or double net leases (with roof warranty)
•
28.7% is from master leases
•
98.4% is from leases containing future lease renewal options
•
0.2% is from leases containing purchase options

(1)	Based on the annual base rent of $771,984,000, which is the annualized base rent for all leases in place as of December 31, 2022.

EARNINGS GUIDANCE

Guidance is based on current plans and assumptions and subject to risks and uncertainties more fully described in this press release and the company's reports filed with the Commission.

2023 Guidance
Net earnings per common share excluding any gains on disposition of real estate, impairment charges, and executive retirement costs	$1.87 - $1.93 per share
Real estate depreciation and amortization per share	$1.27 per share
Core FFO per share	$3.14 - $3.20 per share
AFFO per share	$3.19 - $3.25 per share
General and administrative expenses	$43 - $45 Million
Real estate expenses, net of tenant reimbursements	$8 - $10 Million
Acquisition volume	$500 - $600 Million
Disposition volume	$100 - $120 Million

COVID-19 METRICS

The following table outlines the rent deferred and corresponding scheduled repayment by quarter of the rent deferral lease amendments executed as of December 31, 2022 (dollars in thousands):

		Deferred				Scheduled Repayment
		Accrual Basis	Cash Basis	Total	% of Total	Accrual Basis	Cash Basis	Total	% of Total	Cumulative Total
2020		$33,594	$18,425	$52,019	91.7%	$3,239	$20	$3,259	5.7%	5.7%

2021		990	3,768	4,758	8.3%	25,935	5,841	31,776	56.0%	61.7%

2022	Q1	—	—	—	—	1,780	2,283	4,063	7.2%	68.9%
	Q2	—	—	—	—	1,729	2,284	4,013	7.1%	76.0%
	Q3	—	—	—	—	1,201	2,284	3,485	6.1%	82.1%
	Q4	—	—	—	—	681	2,284	2,965	5.2%	87.3%
		—	—	—	—	5,391	9,135	14,526	25.6%	87.3%

2023	Q1	—	—	—	—	9	1,704	1,713	3.0%	90.3%
	Q2	—	—	—	—	10	543	553	1.0%	91.3%
	Q3	—	—	—	—	—	543	543	0.9%	92.2%
	Q4	—	—	—	—	—	544	544	1.0%	93.2%
		—	—	—	—	19	3,334	3,353	5.9%	93.2%

2024		—	—	—	—	—	1,932	1,932	3.4%	96.6%

2025		—	—	—	—	—	1,931	1,931	3.4%	100.0%

		$34,584	$22,193	$56,777	100%	$34,584	$22,193	$56,777	100%